SemiCab

Algorhythm Holdings

FORWARD LOOKING STATEMENTS

All statements, other than statements of historical fact, included in this presentation and management's explanation and discussion of this presentation, regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would," and similar expressions, including graphical information, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that the expectations underlying our forward-looking statements are reasonable, these expectations may prove to be incorrect, and all of these statements are subject to risks and uncertainties. Therefore, you should not place undue reliance on our forward-looking statements. We have included important risks and uncertainties in the cautionary statements about our business in our filings with the Securities and Exchange Commission (the "SEC"), particularly the section titled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on April 2, 2026, and subsequent filings. We believe these risks and uncertainties could cause actual results or events to differ materially from the forward-looking statements that we make. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections or expectations prove incorrect, actual results, performance or financial condition may vary materially and adversely from those anticipated, estimated or expected. In the light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We do not undertake any obligation to update our forward-looking statements.

Algorhythm
Holdings



Gary Atkinson
CEO

SemiCab

May, 2026

TRANSFORMING TRANSPORTATION

Dynamic Network Orchestration
for Retailers & Brands

2021 GREEN SUPPLY CHAIN AWARD

Gartner COOL VENDOR 2020

Food Logistics 2021 TOP GREEN PROVIDERS

WORLD CHANGING IDEAS 2021

TRUCKLOAD TRANSPORTATION IS BROKEN

- Outdated
- Inefficient
- Fragmented



WHAT IF COMPANIES COULD ACHIEVE...

10%
Less Transportation Spend

70%
Fewer Empty Miles

20%
Better On-Time Delivery

AI Powered | Optimized | Dynamic



GLOBAL TRUCKING IS MASSIVE & MASSIVELY INEFFICIENT

Source: UNCTAD, 2023

Largest Segment In
$10.4 Trillion
Global Transportation Industry

27% Of All
Global Shipping By Spend

$2.81
Trillion Industry*

Wastage

1 In 3 Trucks Are Empty

$984 Billion In Wasted Shipping Expense***

141.5 Billion Empty Miles**

#1 Contributor to Global CO2 Emissions in 2022****

*Deloitte: Future of Freight, 2023 ** Supply Chain Dive, 2019 *** American Trucking Association, 2024 **** Climate Watch, 2024

SemiCab

WE ARE REVOLUTIONIZING FREIGHT

SemiCab is an award winning, AI enabled platform that is transforming global freight.

Freight is fragmented. We make it operate as one network - unlocking lower costs, higher reliability, and scalable utilization for everyone in the ecosystem.

TRUSTED BY GLOBAL ENTERPRISE BRANDS

asianpaints Kellogg's Mondelēz International P&G Coca-Cola apollo TYRES Unilever marico MTR

INDUSTRY EXPECTS INCREMENTAL AUTOMATION, SEMICAB DELIVERS REAL OPTIMIZATION

For the past 35+ years, global logistics has leveraged technology to automate the shipping process.

- This is a limited, incremental approach.
- This approach DOES NOT make the system more efficient.
- Existing solutions simply makes legacy human-driven processes faster.
- Assets are still deployed inefficiently, wasting time and money.

SemiCab's technology rebuilds the shipping process from the ground up.

- Our AI driven technology TRANSFORMS how the assets are deployed; how data flows.
- We optimize in real time, 24/7.
- Efficiency gains are enormous. Transformational vs. Traditional metrics.
- Assets are deployed more productively; human involvement is minimized.

FAX
↓
EMAIL
↓
EDI
↓
API
↓
AI



WE ARE NOT A SMARTER DIGITAL BROKER

A faster version of the incumbent model will continue to fail.

Through the 1980s

TRADITIONAL BROKERS

- Manually match shippers and carriers
- Allow shippers and carriers to focus on core business operations
- Brokers Charge 15%-20%

1990s to Today

DIGITAL BROKERS

- Reduce number of phone calls and lower brokerage fees
- Automate some logistics and shipping processes
- Incentivize inefficient supply side dynamics that reinforce short-term geographic carrier shortages

The problem every year

1 in 3 miles driven empty

~4 Billion wasted labor hours

4.7% delivery error rates*

~1 Billion tons of CO_2 are emitted each year

*Source: concise.io, 2024

RETHINKING THE SHIPPING NETWORK WITH COLLABORATIVE TRANSPORTATION & AI


TRADITIONAL MODEL
<70% Utilization


SemiCab MODEL
OUR IMPACT
Reduced Spends by
10%
Reduced Empty Miles by
70%
On-time Deliveries Up by
20%
Industry leading 90% Utilization

SemiCab delivers more efficient carrier trips by connecting loads and lanes.

We construct and reconstruct the shipping network continuously to optimize demand and supply at all times.

Trucks stay busy. Trucks stay full. Our AI eliminates 70%+ of empty miles .

FRAGMENTED NETWORKS CAN'T DELIVER EFFICIENCY

When players act alone, efficiency never scales. Fragmented efforts create duplication, waste, and missed opportunity.

Fragmented Shipper


United States
Mexico
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
MINNESOTA
WISCONSIN
MICHIGAN
IDAHO
WYOMING
NEBRASKA
NEVADA
UTAH
COLORADO
KANSAS
ARIZONA
NEW MEXICO
OKLAHOMA
TEXAS
ALABAMA
LOUISIANA
NEW YORK
VERMONT
Spokane
Boise
Minneapolis
Ottawa
Montreal
Toronto
Salt Lake City
Denver
Las Vegas
Albuquerque
Los Angeles
Phoenix
San Diego
Tucson
Fort Worth
Houston
Austin
San Antonio
Jacksonville
Orlando
Miami
Monterrey
The Bahamas
SONORA
CHIHUAHUA
COAHUILA
SINALOA
DURANGO
NUEVO LEON
TAMAULIPAS

ORCHESTRATED COLLABORATION AT SCALE

Planning for the network at scale results in measurable efficiency at scale.

Stress-tested across 500,000 Loads and 10,000 Domiciles

$100 Billion Annual Freight

Multi-Enterprise Collaboration


Spokane
MONTANA
NORTH DAKOTA
MINNESOTA
SOUTH DAKOTA
WISCONSIN
WYOMING
NEVADA
Ottawa
Montreal
VERMONT
San Diego
BAJA CALIFORNIA
SONORA
CHIHUAHUA
COAHUILA
NUEVO LEON
Monterrey
BAJA CALIFORNIA SUR
SINALOA
DURANGO
TAMAULIPAS
Mexico
Tampa
Miami
The Bahamas
Havana

CASE STUDY:

LOAD ANALYSIS SUMMARY

$80B CPG COMPANY

Load Execution (Jan – July 2024)	SemiCab Predictive Optimization
173.5K Loads	77% Loads OPTIMIZED
143M Miles	11.7M Miles SAVED
$340M Transport Spend	$28.5M COST SAVING

$60 Million + IN POTENTIAL ANNUALIZED COST SAVINGS

WE ARE DOMAIN EXPERTS

The SemiCab team brings world- class industry experience in building and deploying transportation solutions at the largest companies in the world.

GLOBAL FOOTPRINT

ATLANTA
Leadership and development executive team

BANGALORE
20+ member in house development and support team

MUMBAI
India sales and client support



Ajesh Kapoor

Co-Founder, SemiCab

Previously Co-founder and CTO of GeoComTMS, a fleet routing and scheduling optimization division of Blue Yonder Group

- Three-decade supply-chain technology career spanning GT Nexus, Wipro, Longhaul Logistics, GeoComTMS, and Infor/Baan SCS/CAPS Logistics
- Entrepreneurial leader with supply chain strategy, consulting, and product development experience driving value and cost efficiencies across Fortune 100 companies



Vivek Sehgal

Co-Founder, SemiCab

Supply Chain executive recognized for designing and scaling, planning, execution, and logistics platforms

- Director at GT Nexus and Manhattan Associates, Supply-Chain Architecture Leadership at Google and The Home Depot
- Led end-to-end supply-chain transformations across multiple industries, including capability assessments, strategic roadmaps, and future-state operating models
- Recognized thought leader through books, articles, patents and keynotes



INITIAL MARKET SERVED

Contract Freight –
Larger & Less Variability More Conducive to Network Efficiency Improvement





$450 Billion Total Contract TL*
$60 Billion Total Spot TL

- Perception bias benefit
- Global recognition
- Leverage US based Fortune 1000 customers
- Mature capital markets to support accelerated growth

* Mordor Intelligence, 2026



$100B Total Contract TL**
$100B Total Spot TL

- NDFE creates ideal ecosystem, SemiCab is sole partner
- Flexible labor and regulatory environment
- Companies will quickly outsource 10%+ of shipping

** NITI AAYOG, RMI, and RMI India, June 2021



NATIONAL DIGITAL FREIGHT EXCHANGE

Goal is to make India's supply chain efficient, resilient and globally competitive

Directly supports Indian's National Master Plan for Multi-modal Connectivity

Grown from 20 to 40+ members since 2022

Powered by SemiCab

NDFE
National Digital Freight Exchange

asianpaints · Kellogg's · Mondelēz International · P&G · apollo TYRES · Unilever · wipro · marico · Kimberly-Clark · PERFETTI Van Melle · Godrej · Johnson & Johnson · reckitt · Nestlé · pepsi · BRITANNIA · Castrol · Whirlpool · Coca-Cola

ACCELERATING GROWTH

Our track for growth in the last 12 months:

- **8** New Pilot Programs
- **4** New Fortune 500 Clients
- **8** Multi-Million Dollar Contract Expansions
- **$10mm** ARR in Q4 2025
- **$12mm** ARR in Q1 2026

SemiCab

APEX

ASSET-LIGHT SAAS EXPANSION INTO THE U.S. FREIGHT MARKET



High-Margin SaaS Model

- Recurring SaaS subscription revenue
- Higher gross margins vs managed services
- Scales without trucks or physical assets

U.S. Market Entry

- Entry into the **$450B U.S. full-truckload** market
- Built on proven India freight orchestration engine
- Integrates with existing TMS systems via API



Jonathan Miller, US Sales Leadership

- Head of U.S. Sales for Apex
- 15+ years in logistics, enterprise sales, and freight technology
- Leading enterprise pilots, channel partnerships, and GTM strategy



SMARTER NETWORKS, FEWER EMPTY MILES, BETTER OUTCOMES

AI-powered technology solutions for a more efficient, connected freight ecosystem.



AI-POWERED OPTIMIZATION
Intelligent planning & dynamic routing

REAL-TIME VISIBILITY
End-to-end visibility across the network

NETWORK EFFECT
More data. Smarter decisions. Better results.

GREATER UTILIZATION
Maximize capacity. Reduce empty miles..

LOWER COSTS BETTER OUTCOMES
Improve margins. Deliver exceptional service...

$450Bn US Truckload TAM

4x Throughput Efficiency Without New Headcount*

70% Empty Mile Reduction in Select Deployments*

*SemiCab "The Network Advantage", 2026

Algorhythm Holdings

Contact us:

Gary Atkinson, CEO
www.algoholdings.com
Investors@algoholdings.com
(954) 800-0425

SemiCab